UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2014

Date of Report (Date of Earliest Event Reported)

ALLERGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10269	95-1622442
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

2525 Dupont Drive

Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(714) 246-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    8.01.        Other Events.

On June 30, 2014, Allergan, Inc. posted a presentation under the “Investors” section of its website reviewing statements made by Valeant Pharmaceuticals International, Inc. regarding a contingent value right (“CVR”) related to DARPin®.

A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item    9.01.        Financial Statements and Exhibits.

(d)    Exhibits.

99.1      Allergan, Inc. CVR presentation, dated June 30, 2014

Important Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. Allergan has filed a preliminary solicitation statement with the SEC on June 16, 2014 and intends to file a definitive solicitation statement. Any definitive solicitation statement will be mailed to stockholders of Allergan. INVESTORS AND STOCKHOLDERS OF ALLERGAN ARE ENCOURAGED TO READ THESE AND OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain free copies of these documents as they become available and any other documents filed with the SEC by Allergan at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of Allergan’s website at www.allergan.com.

Allergan, its directors and certain of its officers and employees are participants in solicitations of Allergan’s stockholders. Information regarding the names of Allergan’s directors and executive officers and their respective interests in Allergan by security holdings or otherwise is set forth in Allergan’s proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on March 26, 2014, as supplemented by the proxy information filed with the SEC on April 22, 2014. Additional information can be found in Allergan’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 7, 2014. To the extent holdings of Allergan’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: June 30, 2014

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Vice President, Associate General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit

99.1	Allergan, Inc. CVR presentation, dated June 30, 2014